RESTRUCTURING AGREEMENT


      This RESTRUCTURING AGREEMENT is made this 24th day of September, 1997 by and between HALSTEAD ENERGY CORP. ("Halstead"), INFINITY INVESTORS LIMITED (the "Investor"), CLAIRE E. TARRICONE ("C. Tarricone"), ANTHONY J. TARRICONE ("A. Tarricone"), JOSEPH A. TARRICONE ("J. Tarricone," and together with C. Tarricone and A. Tarricone, the "Tarricones").

      WHEREAS, pursuant to a certain Offshore Securities Subscription Agreement dated as of May 31, 1996, Halstead issued and sold to the Investor, and the Investor purchased, 580,646 shares of Halstead's Series B 8% Cumulative Convertible Redeemable Preferred Stock (the "Series B Preferred Stock");

      WHEREAS, Halstead and the Investor have entered into a letter of intent dated May 19, 1997 regarding, among other matters, the proposed terms of a restructuring of the shares of Series B Preferred Stock owned by the Investor and the modification of the terms of the Series B Preferred Stock; and

      WHEREAS, the Tarricones are the holders of Options to purchase an aggregate of 1,000,000 shares of Halstead's Common Stock having an exercise price of $.3125 per share (the "Tarricone Options") and are willing to transfer to the Investor or other third parties all or a portion of the Tarricone Options upon the occurrence of the events described herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Recapitalization of Series B Preferred Stock. The Investor represents and warrants that, as of the date hereof, it is the record and beneficial owner of 567,085 shares of Series B Preferred Stock (the "Investor Shares") free and clear of any liens, claims, options or other encumbrances. As of the date hereof, accrued and unpaid dividends on the Series B Preferred Stock aggregated $467,813.91 and Halstead was indebted to the Investor in an additional amount of $78,252.20. With respect to the Investor Shares, the Investor and Halstead agree as follows:

            (a) In exchange for 77,419 shares of Series B Preferred Stock together with all accrued and unpaid dividends on such shares, and the other amounts owing hereunder, Halstead agrees to issue, and the Investor agrees to accept, a $600,000 principal amount 12% Subordinated Note in the form of Exhibit A hereto (the "Note");

            (b) With respect to the balance of the 560,126 Investor Shares (the "Remaining Investor Shares"), the Investor and Halstead hereby agree to amend the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of Series B 8% Cumulative Convertible Redeemable Preferred Stock, $.001 par value (the

      "Certificate of Designation") to provide, among other things, (i) a fixed Conversion Price (as defined in the Certificate of Designation) of $2.00 per share of Series B Preferred Stock, (ii) a removal of certain limitations on the rights of the holders of the Series B Preferred Stock to convert such shares into Halstead's Common Stock and (iii) an increase in the dividend rate of the Series B Preferred Stock on the Stated Value (as defined in the Certificate of Designation). As so amended, the Certificate of Designation shall read in its entirety as set forth in Exhibit B hereto.

      2.    Registration.

            (a) Definitions. The following definitions shall apply with respect to this Agreement and to a registration (a "Registration") pursuant to this Section 2:

                  (i) "Conversion Shares" shall mean shares of Halstead's Common Stock issuable upon conversion of the Remaining Investor Shares.

                  (ii) "Dividend Shares" shall mean shares of Halstead's Common Stock issuable in lieu of cash dividends on the Remaining Investor Shares.

                  (iii) "Option   Shares"  shall  mean  shares  of  Halstead's
Common Stock issuable upon exercise of the Tarricone Options.

                  (iv) "Public Offering" shall mean a public offering of equity securities of Halstead pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of equity securities of Halstead to the public.

                  (v)   The  term   "Registrable   Shares"   shall   mean  the
Conversion Shares, the Dividend Shares and the Option Shares and any securities issued or issuable with respect to such securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Shares shall cease to be Registrable Shares when they may be sold under Rule 144(k) and all requisite steps have been taken to remove any legends or restrictions on transfer under the Securities Act with respect to such Registrable Shares; provided, however, that Registrable Shares which are subject to the Option shall not cease to be Registrable Shares unless the transfer pursuant to the exercise of the Option can be made under Rule 144(k).

                  (vi) The term "Registration Statement" shall mean any registration statement of Halstead that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the prospectus included therein, any amendment or supplement thereof, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

            (vii) The term "SEC" shall mean the United States Securities and Exchange Commission or any successor thereto.

            (b)   Agreement to Register  Conversion  Shares.  Within seven (7)
business days after the closing of the transactions contemplated by this Agreement, Halstead shall prepare and file with the SEC a Registration
Statement   covering  the  resale  of  the  Conversion   Shares  and  use  its
commercially reasonable efforts to cause such Registration Statement to become effective not later than October 15, 1997. In this regard, Halstead shall respond to any SEC comments within three (3) business days after the date of receipt thereof; provided however, that in the event that any SEC response involves or requires the input of any third party, including Goldman & Murphy LLP, and such input is not received by the SEC within such three (3) business day period, the SEC response time shall be extended for up to an additional (i) fifteen (15) business days in the event that such SEC comments relate, in whole or in part, to Halstead's audited financial statements for the fiscal year ended August 31, 1996 and (ii) five (5) additional business days in all other cases. In the event that such Registration Statement shall not have been declared effective on or before October 15, 1997, within seven (7) business days after October 15, 1997, the Company shall prepare and file an amendment to the Registration Statement containing such unaudited interim financial statements as shall be necessary to permit the Registration Statement to become effective and the Conversion Shares to be sold thereunder; provided, however, that in the event that any such amendment involves or requires the input of Goldman & Murphy LLP, and such involvement or input is not received within seven (7) business days, the time period within which to file an amended Registration Statement shall be extended for up to an additional eight (8) business days.

      The offering contemplated by this Section 2(b) may be, at the option of a majority (by number of securities) of the holders of the Conversion Shares so included, an underwritten offering and the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of securities) of the Registrable Shares as to which registration has been requested who shall be reasonably acceptable to Halstead.

            (c)   Piggyback Registration of Dividend Shares.

                  (i) If Halstead at any time after the second anniversary of the effective date of the Registration Statement referred to in Section 2(b) hereof proposes to register any of its shares of Common Stock under the Securities Act (other than on Form S-4 or Form S-8 or other comparable form or pursuant to an exchange offer or other offering of securities solely to Halstead's shareholders), Halstead shall give written notice to the Investor of its intention to effect such registration within ten (10) days after making such determination, and upon the request of the Investor delivered to Halstead within twenty (20) days after giving of such notice (which request shall specify the number of Registrable Shares relating to Dividend Shares intended to be disposed of by the Investor and the intended method of disposition thereof), Halstead shall use its commercially reasonable efforts to cause such Registrable Shares relating to Dividend Shares to be included in such registration.

            (ii) In the event that a registration pursuant to this Section 2(c) is for a Public Offering involving an underwriting, Halstead shall so advise the Investor. In such event, the right of the Investor to registration pursuant to this Section 2(c) shall be conditioned upon the approval of the managing underwriter and the inclusion of the Dividend Shares in the underwriting shall be subject to the following conditions: (A) the Investor shall enter into an underwriting agreement in customary form with the managing underwriter selected by Halstead; (B) if the managing underwriter advises Halstead in writing (with a copy to each holder of Registrable Shares) that marketing factors require a limitation of the number of Dividend Shares to be underwritten, the number of Dividend Shares shall be reduced to the number which Halstead is so advised can be sold in such offering, pro rata among the holders on the basis of the number of Registrable Shares held (or then acquirable) by such holders, provided that no other holders of registration rights granted after the date hereof shall have their shares included in such Registration Statement unless all of the Registrable Shares relating to Dividend Shares shall be so included and, provided, further, that the holders of Dividend Shares shall have priority to all shares sought to be included by officers and directors of Halstead as well as holders of ten percent (10%) or more of the Halstead Common Stock; and (C) if the Investor disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to Halstead, in which case, the Dividend Shares shall not be transferred in a public distribution prior to 90 days after the effective date of such Registration Statement, or a shorter period (if permitted by the managing underwriter), in each case as requested in writing by the managing underwriter.

            (d) Mandatory Registration of the Dividend Shares. At any time after the second anniversary of the effective date of the Registration Statement referred to in Section 2(b), upon the written request of the Investors owning not less than a majority of the Dividend Shares, Halstead shall use its commercially reasonable efforts to effect the registration of all Dividend Shares then issued as soon as practicable, but no later than 90 days after the request for registration pursuant to this Section 2(d); provided, however, that such period may be extended or delayed by Halstead for one period of up to 45 days if, upon the advice of counsel at the time such Registration Statement is required to be filed, or at the time Halstead is required to exercise its commercially reasonable efforts to cause such Registration Statement to become effective, such delay is advisable and in the best interests of Halstead because of the existence of non-public material information, or to allow Halstead to complete any pending audit of its financial statements. The right to demand registration pursuant to this
Section 2(d) shall terminate after two Registration Statements prepared pursuant to this Section 2(d) have been declared effective.

            (e) Provisions Applicable to Registration. The following provisions shall apply, as applicable, in connection with the Registrable Shares to be included in the Registration Statement pursuant to this Section 2:

                  (i)   the   Investor,   if   reasonably   requested  by  the
underwriter with respect to any Public Offering, shall agree not to sell, make any short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Registrable Shares (other than those included in the Registration) without the prior written consent of such underwriters, as the case may be,  for such  period of time  (not to exceed  one  hundred  twenty  (120)
days), from the effective date of such Registration Statement, or the commencement of the offering, as applicable, as may be requested by the underwriters;

                  (ii) Halstead shall prepare the Registration Statements utilizing, the information set forth on Annex A attached hereto and such other information provided to Halstead in writing by the Investor and shall not thereafter amend the portion of the Registration Statement containing such information without the Investor's consent, which consent shall not be unreasonably withheld or delayed.

                  (iii) the Investor shall promptly provide Halstead upon written request therefrom with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the Investor and necessary in order to prepare the Registration Statement;

                  (iv) all reasonable and necessary expenses in connection with the preparation of the Registration Statements contemplated by Sections 2(b) and 2(c) hereof and the first Registration Statement prepared pursuant to Section 2(d), including, without limitation, any and all legal, accounting and filing fees (but not including fees and disbursements of experts, counsel, personnel and other persons retained by the Investor or underwriting discounts and commissions to be paid by the Investor) shall be borne by Halstead; the Investor shall bear all such fees, costs and expenses for any other registrations;

                  (v) Halstead shall use its commercially reasonable efforts to effect such Registration permitting the sale of such Registrable Shares in accordance with the intended method or methods of distribution thereof, and pursuant thereto, Halstead shall as expeditiously as possible:

                        (1) prepare and file with the SEC a Registration Statement by the date required herein (the "Required Effectiveness Date") relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Shares in accordance with the intended method or methods of distribution thereof and use its commercially reasonable efforts to cause such Registration Statement to become effective and keep such Registration Statement effective in accordance with Section 2(e)(v)(2) below; provided, however that before filing such Registration Statement or any amendments thereto, Halstead will furnish to the counsel selected by the holders of Registrable Shares which are to be included in such registration, copies of all such documents proposed to be filed;

                        (2)   prepare  and file  with the SEC such  amendments
      and post-effective amendments to the Registration Statement as may be necessary to keep the Registration effective until all such Registrable Shares are sold or otherwise cease to be Registrable Shares (the "Registration Maintenance Period"); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such Registration Statement or supplement to the prospectus; provided, however that Halstead may, from time to time, request that the holders of the Registrable Shares immediately discontinue the disposition of the Registrable Shares for a period not to exceed thirty consecutive days or an aggregate of seventy five (75) days in any year if Halstead determines, in the good faith exercise of its reasonable business judgment, that the offering and disposition of the Registrable Shares could materially interfere with bona fide financing, acquisition or other material business plans of Halstead or would require disclosure of non-public information, the premature disclosure of which could materially and adversely affect Halstead (it being acknowledged that
      Halstead  is  not   required  to  disclose  in  such  request  any  such
      transaction, plan or non-public information), so long as Halstead promptly after the disclosure of such transaction, plan or non-public information complies with this section 2(e)(v)(2).

                        (3) notify the Investor and the underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by Halstead of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose and (E) subject to the proviso below, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to Section 2(e)(v)(2) above, at the request of any such person, prepare and furnish to such person a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, Halstead need not disclose the event if it otherwise has not disclosed such event to the public.

                        (4) if requested by the Investor or the underwriters, if any, promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter and the Investor agree should be included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus supplements or post-effective amendments as soon as notified of the matters to be incorporated in such prospectus supplements or post-effective amendments;

                        (5) deliver to the Investor and the underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) in conformity with the requirement of the Securities Act and any amendments or supplements thereto as such persons may reasonably request and such other documents as they may reasonably request to facilitate the prior sale or other disposition of such Registrable Shares;

                        (6) prior to any Public Offering of Registrable Shares, register or qualify or cooperate with the Investor, or the underwriters, if any, in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor or underwriters, if any, reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement; provided, however, that Halstead shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject Halstead to any tax in any such jurisdiction where it is not then so subject or would require the directors, officers or employees of Halstead to agree to a lock-up or to escrow their shares or to relinquish any options or other rights to purchase shares; and provided, further, that Halstead shall not be required to expend more than $20,000 for registration fees in connection with any single offering contemplated by this Section 2; and

                        (7) with a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Registrable Shares to the public without registration, during such time as a public market exists for its equity securities, Halstead agrees to:

                              a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the Registration Statement;

                              b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Halstead under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act")(at any time after it has become subject to such reporting requirements);

                              c) furnish to the Investor forthwith upon the Investor's request a written statement by Halstead as to Halstead's compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Halstead and such other reports and documents of Halstead as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such securities without registration; and

                        (8) list all Registrable Shares covered by such Registration Statement on any securities exchange or automated quotation service on which any of the Registrable Shares are then listed.

                  (vi) Notwithstanding the provisions of this Section 2 to the contrary Halstead:

                        (1) may require the Investor to furnish to Halstead such information regarding the distribution of such securities as Halstead may from time to time reasonably request; and

                        (2) The Investor will covenant that the Investor has not taken, and will not take, directly, or indirectly, any action designed, or which might reasonably be expected, to violate applicable law; and

                  (vii) the   Investor   agrees   by   acquisition   of   such
Registrable Shares that, upon receipt of the request referred to in the proviso of Section 2(e)(v)(2) or of any notice from Halstead of the happening of any event of the kind described in Section 2(e)(v)(3) hereof (other than as provided in Section 2(e)(v)(3)(A) hereof), the Investor shall forthwith discontinue disposition of Registrable Shares until it is advised in writing by Halstead that the use of the prospectus may be resumed, and has received copies of any additional or supplemental documents or filings that are incorporated by reference in the prospectus, and, if so directed by Halstead, the Investor shall deliver to Halstead (at Halstead's expense) all copies other than permanent file copies then in the Investor's possession, of the prospectus covering such Registrable Shares current prior to the time of receipt of such notice.

      (f)   Indemnification.

                  (i) In the event of a registration or qualification of any Registrable Shares under the Securities Act pursuant to the provisions of this Section 2, Halstead shall indemnify and hold harmless the Investor, the officers and directors of the Investor and each director or officer of any person or entity who controls the Investor, each underwriter of such Registrable Shares and each other person or entity who controls the Investor or such underwriter within the meaning of the Securities Act (collectively, the " Investor Indemnitees"), from and against any and all losses, claims, damages or liabilities, joint or several, to which any of the Investor Indemnitees, joint or several, may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, any preliminary prospectus or final prospectus contained therein, or any supplement thereto, or any document prepared and/or furnished to the Investor incident to the registration or qualification of any Registrable Shares, or (y) the omission or alleged omission to state in any Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(z) any violation by Halstead of the Securities Act or state securities or "blue sky" laws applicable to Halstead and relating to action or inaction required of Halstead in connection with registration or qualification under such state securities or "blue sky" laws, and in each case shall reimburse the Investor Indemnitees for any legal or other expenses reasonably incurred by such the Investor Indemnitees in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that Halstead shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement in reliance upon and in conformity with information furnished to Halstead by such Investor Indemnitees in writing and expressly for use in the Registration Statement; and provided further, that Halstead shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement and such Investor Indemnitees thereafter fail to deliver or cause to be delivered such Registration Statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after Halstead has furnished the Investor with the same.

                  (ii) In the event of the registration or qualification of any Registrable Shares under the Securities Act pursuant to the provisions of this Section 2, Halstead may require, as a condition to including any Registrable Shares in any Registration Statement filed pursuant to this Agreement, and if so required the Investor hereby agrees, that the Investor shall indemnify and hold harmless Halstead, each person who controls Halstead within the meaning of the Securities Act, each officer and director of Halstead and any other selling holder from and against any losses, claims, damages or liabilities to which Halstead, such controlling person, any such officer or director or any other selling holder may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with information furnished to Halstead by the Investor in writing and expressly for use in the Registration Statement for use in preparation thereof, and in each case shall reimburse Halstead, such controlling person, each such officer or director and any other selling holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof). Notwithstanding the provisions of this subsection 2(f)(ii), no holder of Registrable Shares shall be liable to any person or group of persons in any aggregate amount in excess of the gross proceeds of the sale of Registrable Shares.

                  (iii) Promptly after receipt by a person entitled to indemnification under this Section 2(f) (an "Indemnified Party") of notice of the commencement of any action or claim relating to any Registration Statement filed under the provisions of this Section 2 or as to which indemnity may be sought hereunder, such Indemnified Party shall, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "Indemnifying Party"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the omission  so to notify the  Indemnifying  Party will not  relieve  such person from any liability that such person may have to any Indemnified Party otherwise than pursuant to the provisions of this Section 2(f) and shall also not relieve the Indemnifying Party of such party's obligations under this
Section 2(f), except to the extent that the omission so to notify results in the Indemnifying Party being damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and such party notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled (at such
party's  own  expense)  to   participate  in  and,  to  the  extent  that  the
Indemnifying Party may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no Indemnifying Party and no Indemnified Party shall enter into any settlement agreement that would impose any liability on such other party or parties without the prior written consent of such other party or parties, unless such other party or parties are fully indemnified to such party's satisfaction, as the case may be, against any such liability.

                  (iv) If for any reason the indemnification provided for in this Section 2 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by this Section 2, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect to only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying

Party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      3. Option to Purchase Shares. Upon the execution of this Agreement, the Investor shall grant to Sandy Schwartz, David Somerstein, Elizabeth R. Mandel and/or Michael Freiss an option (the "Option") to purchase the Conversion Shares pursuant to an Option Agreement in the form of Exhibit C hereto. The Option shall provide, among other things, (i) an Option exercise price of $2.00 per share, (ii) an Option exercise period of 18 months from the effectiveness of the Registration Statement described in Section 2(b) (the "Effective Date"), (iii) the expiration of the Option in the event that the holders of the Option fails to purchase at least an aggregate of (A) 250,000 Conversion Shares on or prior to the 90th day following the Effective Date and (B) 400,000 Conversion Shares on or prior to the last day of each succeeding 90 day period commencing 90 days after the Effective Date.

      4.A Failure to Timely Effect Registration or Exercise of the Option. In the event that (i) the Effective Date shall not have occurred on or before December 15, 1997 or (ii) the Option terminates or expires prior to the 18-month anniversary of the Effective Date in accordance with its terms (any such date being referred to herein as the "Trigger Date"), the Tarricones, Halstead and the Investor agree that, in lieu of any further obligations of Halstead and the Tarricones hereunder, the Investor shall have a period of 90 days after the Trigger Date to elect any one of the following compensation alternatives:

            (a) (i) The Investor shall have the right to cause the Tarricones to transfer to the Investor such number of the Tarricone Options (the "Investor Call Option") determined by multiplying the Tarricone Options (net of any options previously transferred pursuant to Section 4B) by a fraction the numerator of which is the number of Conversion Shares subject to the Option on the Trigger Date minus number of Conversion Shares sold or otherwise purchased pursuant to the Option after the Trigger Date and the denominator of which is the total number of Conversion Shares subject to the Option on the date hereof. Upon the transfer of the Tarricone Options but in no event earlier than the second anniversary of the Effective Date, Halstead shall prepare and file with the SEC within thirty (30) days of such second anniversary a Registration Statement covering the resale of the shares of Common Stock issuable upon exercise of the Option Shares and use its commercially reasonable efforts to cause such Registration Statement to become effective within ninety (90) days of the filing thereof. Such registration shall be subject to all of the other terms and conditions set forth in Section 2(e) hereof.

                  (ii) Upon exercise of the Investor Call Option and as a condition to the delivery of the Tarricone Options subject to the HW Finance Call Option (defined below), the Certificate of Designation shall be promptly amended to provide that dividends on the shares of Series B Preferred Stock shall cease to accrue upon the exercise of the Investor Call Option in accordance with the form of Certificate of Amendment to the Certificate of Designation set forth on Exhibit D hereto.

            (b) (i) The Investor shall have the right to cause the Tarricones to transfer to the Investor such number of Tarricone Options (the "HW Finance Call Option") determined by multiplying (x) the product of 500,000 and a fraction the numerator of which is the number of Tarricone Options minus the number of Tarricone Options transferred to the Investor in accordance with Section 4B and the denominator of which is the number of Tarricone Options by (y) a fraction the numerator of which is the number of Conversion Shares subject to the Option on the Trigger Date minus the number of Conversion Shares sold or otherwise purchased pursuant to the Option after the Trigger Date and the denominator of which is the total number of Conversion Shares subject to the Option on the date hereof. Upon the transfer of the Tarricone Options subject to the HW Finance Call Option, but in no event earlier than the second anniversary of the Effective Date, Halstead shall prepare and file with the SEC within thirty (30) days of such second anniversary a Registration Statement covering the resale of the shares issuable upon exercise of the Tarricone Options subject to the HW Finance Call Option and use its commercially reasonable efforts to cause such Registration Statement to become effective within ninety (90) days after the filing thereof. Such registration shall be subject to all of the other terms and conditions set forth in Section 2(e) hereof.

                  (ii) Upon exercise of the HW Finance Call Option and as a condition to the delivery of the Tarricone Options subject to the HW Finance Call Option, the Certificate of Designation shall be amended to provide that dividends on shares of Series B Preferred Stock shall be reduced to 10% per annum on the Stated Value in accordance with the form of Certificate of Amendment to the Certificate of Designation set forth on Exhibit E hereto.

                  (iii) Upon exercise of the HW Finance Call Option and as a condition to the delivery of the Tarricone Options subject to the HW Finance Call Option, the interest rate on the Subordinated Note shall be reduced to 10% and the Investor shall surrender to Halstead the Subordinated Note issued pursuant to this Agreement in exchange for a new Subordinated Note containing identical terms but reflecting the amended interest rate.

            4.B Failure to Timely Comply with Registration Timetable. In the event that Halstead fails to timely satisfy its obligations set forth in the first paragraph of Section 2(b) hereof (other than the October 15, 1997 Effective Date) within the time periods specified therein (other than the October 15, 1997 Effective Date), for each such failure which is not cured within five (5) business days' notice of such failure, the Tarricones agree that the Investor shall have the right to cause the Tarricones to transfer to the Investor twenty-five percent (25%) of the Tarricone Options subject to the Investor Call Option. Upon the transfer of all or such other portion of the Tarricone Options but in no event earlier than the second anniversary following the Effective Date, Halstead shall prepare and file with the SEC within thirty (30) days of such second anniversary a Registration Statement covering the resale of the shares of Common Stock issuable upon exercise of the transferred Tarricone Options and use its commercially reasonable efforts to cause such Registration Statement to become effective within ninety (90) days of the filing thereof. Such registration shall be subject to all of the other terms and conditions set forth in Section 2(e) hereof.

      5. Representations, Warranties and Covenants of Halstead. Halstead represents and warrants to, and agrees with, the Investor as follows:

            (a) Halstead is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

            (b) All corporate action on the part of Halstead necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Halstead hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of Halstead enforceable in accordance with its terms.

            (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach by Halstead of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of Halstead, or any indenture, mortgage, deed of trust or other material instrument to which Halstead is a party or by which it or any of its properties or assets are bound, or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Halstead or any of its properties or assets.

            (d) Except as disclosed in Halstead's periodic reports filed pursuant to the requirements of the Exchange Act, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against Halstead or any of its properties which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of Halstead, or which could reasonably be expected to materially and adversely affect the properties or assets of Halstead.

            (e) For a period of 18 months from and after the Effective Date, Halstead shall not issue or grant, or contract to issue or grant, to any of the Tarricones or any other officer or director of Halstead any equity securities of Halstead or options to purchase equity securities of Halstead (or securities convertible, exercisable or exchangeable for equity securities of Halstead) other than (i) securities which are compensatory in nature (i.e., securities or options which are issued or granted at fair market value to compensate individuals for the difference between contractual or other compensation, including reasonable bonuses, which they are actually paid in cash and the amount of any such compensation to which they are entitled but which is not otherwise paid), (ii) securities which such persons purchase from third parties in bona fide arms-length transactions, (iii) securities which such persons purchase for cash from Halstead at fair market value, and
(iv) securities outstanding on the date hereof.

            (f) The Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit issuance of the Conversion Shares, the Dividend Shares and the Option Shares.

            (g) The Company will maintain the listing of its Common Stock on the Nasdaq SmallCap Stock Market so long as it meets the criteria for inclusion thereon and will use its commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges, as applicable. The Company shall promptly provide to the Investor copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on Nasdaq.

            (h) On or prior to the date that the SEC declares effective a Registration Statement contemplated by Section 2 hereof, the Company shall promptly secure the listing of the Common Stock to be issued or sold in connection with such Registration Statement on any national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall use commercially reasonable efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listings of all such shares.

            (i) Upon conversion of the Investor Shares in accordance with the terms of the Series B Preferred Stock, and/or exercise of any Option in accordance with the terms hereof, the Company will, and will use its commercially reasonable efforts to cause the transfer agent to, issue one or more certificates representing shares of Common Stock in such name or names and in such denominations specified by the Investor in a notice of conversion or notice of exercise, as the case may be, in accordance with the terms of this Agreement and the Option. As long as any such Registration Statement shall remain effective, the shares covered thereby shall be issued to any transferee of such shares from the Investor without restrictive legend.

      6. Representations, Warranties and Covenants of the Tarricones. Each of the Tarricones represents and warrants to, and agrees with, the Investor as follows:

            (a) All action on the part of each of the Tarricones necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of each of the Tarricones hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of each of the Tarricones enforceable against each of them in accordance with its terms.

            (b)   The  execution  and  delivery  of  this  Agreement  and  the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach by any of the Tarricones of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material instrument to which any of the Tarricones is a party or by which any of the Tarricones is bound, or any
applicable  decree,   judgment  or  order  of  any  court,  federal  or  state
regulatory body, administrative agency or other governmental body having jurisdiction over any of the Tarricones or any of the Tarricones' properties or assets.

            (c) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against any of the Tarricones which could reasonably be expected to result in any material adverse change in the financial condition of any of the Tarricones, or which could reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement.

      (d) Each of the Tarricones represents and warrants that, as of the date hereof, such person is the record and beneficial holder of the number of Tarricone Options held by such person free and clear of such liens, claims or encumbrances of any kind. The Tarricones covenant and agree that they shall not, directly or indirectly, sell, pledge, give, transfer, assign, encumber or in any way dispose of (collectively, a "Transfer") such number of Tarricone Options (or any interest therein) as the Tarricones would be required to hold from time to time in order to comply with their potential obligations under Sections 4(a) and (b) hereof except as may be expressly permitted by this Agreement. Each of the Tarricones represents and warrants that, upon exercise of the Tarricone Options, assuming the payment in full of the exercise price for the shares and the taking by Halstead of all requisite action required by applicable law, the shares of Common Stock to be transferred thereunder will be transferred to the Investor with good and marketable title thereto, free and clear of any liens, claims or encumbrances of any kind.

      7. Representation, Warranties and Covenants of the Investor. The Investor represents and warrants to, and agrees with, Halstead and the Tarricones as follows:

            (a) The Investor is a corporation duly organized, validly existing and in good standing under the laws of Nevis, West Indies and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

            (b) All corporate action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of the Investor enforceable in accordance with its terms.

            (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach by the Investor of any of the terms or provisions of, or constitute a default under, the Articles of Organization or By-Laws of the Investor, or any indenture, mortgage, deed of trust or other material instrument to which the Investor is a party or by which it or any of its properties or assets are bound, or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Investor or any of its properties or assets.

            (d) The Investor shall not effect a Transfer of any of the Investor Shares, the Conversion Shares, the Tarricone Options, the Option Shares, the Dividend Shares or the Note (or any interest therein) except as may be expressly permitted by this Agreement. Notwithstanding the general prohibition on Transfer, the Investor may transfer the Investor Shares, the Conversion Shares, the Tarricone Options, the Dividend Shares or the Note to an Affiliate (as hereinafter defined) of the Investor that is reasonably acceptable to Halstead, provided that any such transferee, as a condition to such Transfer, agrees to be bound by the terms and conditions of this Agreement; and provided further, that Halstead shall not transfer on its books any certificates for the Investor Shares, the Conversion Shares, the Option Shares, the Dividend Shares or Note nor issue any certificate in lieu of the Investor Shares, the Conversion Shares, the Option Shares, the Dividend Shares or Note unless, in the reasonable opinion of counsel to Halstead, there has been compliance with all of the material conditions hereof affecting the Investor Shares or the Conversion Shares, the Option Shares, the Dividend Shares or the Note, and any such attempted Transfer in violation of this Agreement shall be void and of no effect. For purposes of this Agreement, the term "Affiliate" shall have the meaning set forth in Section 405 of the Securities Act, except that the term "control" as set forth in such definition shall mean the ownership of more than 50% of the voting securities of such person or the contractual power to direct the business of such person.

            (e) The Investor acknowledges that the Investor Shares, Conversion Shares, the Dividend Shares and the Note have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration, whether pursuant to Rule 144 under the Securities Act or otherwise, is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for Halstead. The Investor is acquiring and will be acquiring the Note, the Conversion Shares, the Tarricone Options, the Option Shares or the Dividend Shares for the Investor's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. The Investor hereby agrees that the following legends shall be inscribed on all certificates representing the Shares, the Note and the Conversion Shares:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATES SECURITIES ACT WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR HALSTEAD, IS AVAILABLE.

      THE  SHARES  REPRESENTED  HEREBY  ARE ALSO  SUBJECT  TO A  RESTRUCTURING
AGREEMENT, DATED SEPTEMBER 24, 1997, BY AND AMONG HALSTEAD ENERGY CORP., INFINITY INVESTORS LIMITED, CLAIRE E. TARRICONE, ANTHONY J. TARRICONE AND JOSEPH A. TARRICONE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF HALSTEAD, AND ANY SALE, PLEDGE, GIFT, TRANSFER, ASSIGNMENT, ENCUMBRANCE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF SAID AGREEMENT SHALL BE VOID AND OF NO EFFECT."

            (f) The Investor is an accredited investor within the meaning of the rules and regulations promulgated under the Securities Act.

            (g) The Investor is not relying on Halstead with respect to the tax and other economic considerations of an investment in securities issued pursuant to this Agreement, and the Investor has relied on the advice of, or has consulted with, only the Investor's own advisor(s).

            (h) The Investor hereby authorizes Halstead to file the amended Certificate of Designation described in Sections 4(a) and 4(b) immediately after the required portion of the Tarricone Options is transferred to the Investor, HW Finance or their designees pursuant to the terms of Section 4.

      8. Confidentiality. Each of the parties hereto hereby acknowledges that it is aware, and agrees that it will advise the Permitted Persons (as defined below), that federal and state securities laws prohibit certain persons who possess material, non-public information concerning an issuer subject to the reporting requirements of the Exchange Act from purchasing or selling securities of such issuer or from communicating such information to any other person under the circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and agrees that it will not engage, and that it will cause all Permitted Persons not to engage, in any such activities. Without the prior written consent of Halstead, neither HW Partners, L.P., HW Finance, L.L.C., the Investor nor any of their respective officers, directors, employees, agents or representatives will use any non-public, proprietary or confidential information of or concerning Halstead or disclose the terms hereof other than as required by applicable law or legal process, nor will any of such information be disclosed to any person or entity that is not a Permitted Person. For purposes of this Agreement, the term "Permitted Persons" will mean Halstead, HW Partners, L.P., HW Finance, L.L.C., the Investor and the respective directors, officers, employees, advisors, lenders and representatives of such entity who need to know such information in connection with the transactions contemplated by this Agreement.

      9.    Miscellaneous.

            (a) This Agreement, together with all Exhibits, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or between any of them with respect to the transactions contemplated hereby.

            (b) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect unless such enforceability causes this Agreement to fail in its essential purpose.

            (c) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  if to Halstead at:

                  Halstead Energy Corp.
                  33 Hubbells Drive
                  Mt. Kisco, New York
                  Telecopy No. (914) 666-3203
                  Attn:  President and General Counsel

                  if to the Tarricones, to them at:

                  c/o Claire E. Tarricone
                  205 Beverly Road
                  Scarsdale, NY 10583

                  with a copy to:

                  Piper & Marbury L.L.P.
                  1251 Avenue of the Americas
                  New York, New York 10020
                  Telecopy No. (212) 835-6001
                  Attention: Paul J. Pollock, Esq.

                  if to the Investor, to it at:
                  38 Hertford Street
                  London, England W1Y 7TG
                  Attn: James A. Loughram, Esq.

                  with a copy to:

                  H.W. Partners, L.P.
                  1601 Elm Street
                  4000 Thanksgiving Tower
                  Dallas, TX 75201
                  Telecopy:  (214) 720-1662
                  Attn: Stuart Chasanoff, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

            (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of law).

            (e)   The   descriptive   headings   herein   are   inserted   for
convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

            (f) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

            (g) This Agreement may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                              [Signature Page Follows]

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the day and year first above written.


                                    HALSTEAD ENERGY CORP.


                                    By:
                                       /s/  Claire E. Tarricone
                                    Claire E. Tarricone
                                    President and Chief Executive Officer


                                    INFINITY INVESTORS LIMITED


                                    By:
                                       /s/
                                    Name:
                                    Title:


                                       /s/  Claire E. Tarricone
                                    Claire E. Tarricone


                                       /s/  Anthony J. Tarricone
                                    Anthony J. Tarricone


                                       /s/  Joseph A. Tarricone
                                    Joseph A. Tarricone

                                   ANNEX A

                        REGISTRATION STATEMENT INSERTS

                           [PROSPECTUS COVER PAGE]

      The shares of common stock, par value $.001 per share (the "Common Stock"), to which this Prospectus relates (the "Shares") are being offered, from time to time, on behalf of and for the account of certain stockholders (the "Selling Stockholders") of Halstead Energy Corp. (the "Company") as identified herein under "Selling Stockholders." The distribution of the Shares by the Selling Stockholders, or by pledgees, donees, distributees, transferees or other successors in interest, may be affected from time to time by underwriters who may be selected by the Selling Stockholders and/or broker-dealers, in one or more transactions (which may
involve        crosses        and        block         transactions)        on
the                                  or                                  other
over-the-counter markets or, in special offerings, exchange distributions or secondary distributions pursuant to and in accordance with rules of such over-the-counter markets or exchanges, in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Company has agreed to indemnify the Selling Stockholders, underwriters who may be selected by the Selling Stockholders and certain other persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). See "Plan of Distribution" and "Selling Stockholders."

      The Company has agreed to pay all expenses of registration in connection with this offering but will not receive any of the proceeds from the sale of the Shares being offered hereby. All brokerage commissions and other similar expenses incurred by the Selling Stockholders will be borne by such Selling Stockholders. The aggregate proceeds to the Selling Stockholders from the sale of the Shares will be the purchase price of the Shares sold, less the aggregate brokerage commissions and underwriters' discounts, if any, and other expenses of issuance and distribution not borne by the Company.

                               USE OF PROCEEDS

      The Shares being offered hereby are for the account of the Selling Stockholders. Accordingly, the Company will not receive any of the proceeds from the sale of the Shares by the Selling Stockholders. See "Selling Stockholders."

                             SELLING STOCKHOLDERS

      The following table sets forth the name of the Selling Stockholders, the number of shares of Common Stock beneficially held by such Selling Stockholders prior to the commencement of the offering made hereby and the number of Shares that may be offered by each. The number of Shares that may actually be sold by each of the Selling Stockholders will be determined by each such Selling Stockholder, and may depend upon a number of factors, including, among other things, the market price of the Common Stock. The table below sets forth information as of ____________, concerning the beneficial ownership of Common Stock of each of the Selling Stockholders. All information concerning beneficial ownership has been furnished by the Selling Stockholders.




      Less than one percent (1%).

      (1) Represents those shares of Common Stock held by the Selling Stockholder, if any, together with those shares that such Selling Stockholder has the right to acquire within 60 days. Each of the Selling Stockholders specifically disclaims beneficial ownership of the shares of Common Stock held (or acquirable upon exercise or conversion of any derivative securities held) by the other Selling Stockholders and, as such, the number of shares of Common Stock represented hereby does not reflect any shares of Common Stock beneficially owned by any other Selling Stockholder.

      (2)   The     percentages     indicated     are    based    on    shares
of Common Stock issued and outstanding as of                    199_.

      (3) Because each of the Selling Stockholders may sell all, some or none of the Shares that each holds, and because the offering contemplated by this Prospectus is not now a "firm commitment" underwritten offering, no estimate can be given as to the number of Shares that will be held by each of the Selling Stockholders upon or prior to termination of this offering. See "Plan of Distribution."

      The Selling Stockholders identified above may have sold, transferred or otherwise disposed of all or a portion of their Shares since the date on which they provided the information regarding their Common Stock in transactions exempt from the registration requirements of the Securities Act. Additional information concerning the above listed Selling Stockholders may be set forth from time to time in prospectus supplements to this Prospectus. See "Plan of Distribution."

      Pursuant to the terms of that certain Restructuring Agreement dated September 24, 1997 (the "Restructuring Agreement"), the Company has agreed to file the Registration Statement to which this Prospectus forms a part for the purpose of registering the potential resale of the Shares and to maintain the effectiveness of such Registration Statement until [or until the Shares have otherwise are available for resale pursuant to Rule 144(k) promulgated under the Securities Act], in each case, as contemplated by a certain Restructuring Agreement dated September 24, 1997 by and among the Company, Infinity Investors Limited, Claire E. Tarricone, Anthony J.
Tarricone and Joseph A. Tarricone (the "Restructuring Agreement). In addition, the Company and the Selling Stockholders agreed to indemnify each other and certain affiliated parties from and against any losses or claims arising out of, among other things, (1) any alleged untrue statement of a material fact or (2) any material omission contained or referred to in the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company, pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. All of the registration and filing fees, printing expenses, blue sky fees, if any, fees and disbursements of counsel for the Company, and certain fees and disbursements of one counsel for the Selling Stockholders will be paid by the Company; provided, however, that fees and disbursements of experts and counsel retained by the Selling Stockholders and any underwriting discounts and selling commissions will be borne by the Selling Stockholders.

      Except as specifically set forth herein, none of the Selling Stockholders has, or within the past three years has had, any position, office or other material relationship with the Company or any of its predecessors or affiliates.

                             PLAN OF DISTRIBUTION

      Sales of the Shares may be made from time to time by the Selling Stockholders, or, subject to applicable law, by pledgees, donees, distributees, transferees or other successors in interest. Such sales may be made on the ____________________, in another over-the-counter market, on a national securities exchange (any of which may involve crosses and block transactions), in privately negotiated transactions or otherwise or in a combination of such transactions at prices and at terms then prevailing or at prices related to the then current market price, or at privately negotiated prices. In addition, any Shares covered by this Prospectus which qualify for sale pursuant to Section 4(1) of the Securities Act or Rule 144 promulgated thereunder may be sold under such provisions rather than pursuant to this Prospectus. Without limiting the generality of the foregoing, the Shares may be sold in one or more of the following types of transactions: (a) a block trade in which the broker-dealer so engaged will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (b) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this Prospectus; (c) an exchange distribution in accordance with the rules of such exchange; (d) ordinary brokerage transactions and transactions in which the broker solicits purchasers; and (e) face-to-face transactions between sellers and purchasers without a broker-dealer. In effecting sales, brokers or dealers engaged by the Selling Stockholders may arrange for other brokers or dealers to participate in the resales.

      In addition, the Shares are subject to a certain Option Agreement dated September 24, 1997 between the Selling Stockholders and ___________. Accordingly, all or a substantial portion of the Shares may be transferred to
__________.

      In connection with distributions of the Shares or otherwise, the Selling Stockholders may enter into hedging transactions with broker-dealers. In connection with such transactions, broker-dealers may engage in short sales of the Shares registered hereunder in the course of hedging the positions they assume with Selling Stockholders. The Selling Stockholders may also sell Shares short and deliver the Shares to close out such short positions. The Selling Stockholders may also enter into option or other transactions with broker-dealers which require the delivery to the broker-dealer of the Shares registered hereunder, which the broker-dealer may resell pursuant to this Prospectus.

      The  Selling   Stockholders  may  also  pledge  the  Shares   registered
hereunder to a broker or dealer and upon a default, the broker or dealer may effect sales of the pledged Shares pursuant to this Prospectus.

      Brokers, dealers or agents may receive compensation in the form of commissions, discounts or concessions from Selling Stockholders in amounts to be negotiated in connection with the sale. Such brokers or dealers and any other participating brokers or dealers may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales and any such commission, discount or concession may be deemed to be underwriting discounts or commissions under the Securities Act.

      Information as to whether underwriters who may be selected by the Selling Stockholders, or any other broker-dealers, is acting as principal or agent for the Selling Stockholders, the compensation to be received by underwriters who may be selected by the Selling Stockholders, or any broker-dealer, acting as principal or agent for the Selling Stockholders and the compensation to be received by other broker-dealers, in the event the compensation of such other broker-dealers is in excess of usual and customary commissions, will, to the extent required, be set forth in a supplement to this Prospectus (the "Prospectus Supplement"). Any dealer or broker participating in any distribution of the Shares may be required to deliver a copy of this Prospectus, including the Prospectus Supplement, if any, to any person who purchases any of the Shares from or through such dealer or broker.

      The Company has advised the Selling Stockholders that during such time as they may be engaged in a distribution of the Shares included herein they are required to comply with Regulation M promulgated under the Exchange Act. With certain exceptions, Regulation M precludes any selling shareholder, any affiliated purchasers and any broker-dealer or other person who participates in such distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase any security which is the subject of the distribution until the entire distribution is complete. Regulation M also prohibits any bids or purchases made in order to stabilize the price of a security in connection with the distribution of that security. All of the foregoing may affect the marketability of the Common Stock.

      It is anticipated that the Selling Stockholders will offer all of the Shares for sale. Further, because it is possible that a significant number of Shares could be sold at the same time hereunder, such sales, or the possibility thereof, may have a depressive effect on the market price of the Company's Common Stock.

                                  EXHIBIT A

                                     NOTE

            THE SECURITY REPRESENTED HEREBY WAS ORIGINALLY ISSUED ON SEPTEMBER 24, 1997 AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE ISSUER IS FURNISHED WITH AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                       12% SUBORDINATED PROMISSORY NOTE


September 24, 1997                                                $600,000


      HALSTEAD ENERGY CORP., a Nevada corporation (the "Company"), hereby promises to pay to the order of Infinity Investors Limited ("Payee") the principal amount of $600,000, together with interest thereon calculated from the date hereof in accordance with the provisions of this 12% Subordinated Promissory Note (this "Note").

      By  accepting   this  Note,   Payee  agrees  that  this  Note  shall  be
subordinated to Senior Debt of the Company (as defined in paragraph 3 hereto) upon the terms set forth in paragraph 3.

      1. Payment of Interest. Interest will accrue from the date hereof at the rate of twelve percent (12%) per annum on the unpaid principal amount of this Note outstanding from time to time (calculated on the basis of a 360 day year consisting of 12 30-day months). Interest shall be compounded quarterly from the date hereof through and including September 24, 1999 and thereafter shall be computed on the basis of simple interest. Subject to paragraph 3 hereof, the Company will pay to the Payee all accrued interest commencing on September 30, 1999, and thereafter quarterly in arrears beginning after September 30 1999. Any accrued interest which for any reason has not theretofore been paid will be paid in full on the date on which the final principal payment on this Note is paid.

      2.    Payment of Principal of Note.

            (a) Scheduled Payments. Subject to paragraph 3 hereof, the Company will repay in full the principal amount of this Note and any accrued and unpaid interest thereon on September 24, 2002.

            (b) Optional Prepayment. Subject to paragraph 3 hereof, the Company may at any time prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note, together with interest accrued on such prepaid amount to the date of payment. A prepayment of less than all of the outstanding principal amount of this Note will be applied against the Company's obligation to make the repayment of principal at maturity.

            (c)   Mandatory  Prepayment.  Subject to  paragraph 3 hereof,  the
Company shall (i), if it enters into a Senior Debt financing facility after the date hereof which, after giving effect to the refinancing of any indebtedness of the Company which is required to be repaid by the terms of the relevant documents or such new holder, results in or makes available to the Company proceeds (the "New Money") in excess of $4,250,000, prepay, without premium or penalty, the outstanding amount hereunder and (ii) within thirty (30) days after the delivery of audited financial statements of the Company for each fiscal year after the fiscal year ended August 31, 1997 prepay, without premium or penalty, an amount equal to fifty percent (50%) of the Company's Excess Cash Flow (as defined below), but in no event more that the then principal balance of this Note and any accrued interest hereon. For purposes of this Note, "Excess Cash Flow" shall mean, with respect to each of the Company's fiscal years after the fiscal year ended August 31, 1997, (i) the Company's after tax net income (excluding any extraordinary items) for such fiscal period, plus (ii) the sum of the Company's amortization and depreciation expenses used in the calculation of consolidated after tax net income for such fiscal period, minus (iii) capital expenditures made during such fiscal period, minus (iv) any required payments of Senior Debt, minus $100,000; provided however, that the definition of Excess Cash Flow shall be subject to amendment or modification at the reasonable request of any lender or other financial institution (a "Senior Lender") which commits, after the date hereof, to advance to the Company New Money in excess of $1,500,000 but less than $4,250,000; provided, however, that no such amendment or modification shall result in a greater than 35% decrease in the amount that would otherwise be deemed Excess Cash Flow or lengthen the one-year period referred to in Section 3(c)(ii) hereof.

            (d) Notice of Prepayment. The Company will give written notice of its election to prepay this Note to the Payee in person or by registered or certified mail, return receipt requested, at least 10 days prior to the date of prepayment. On the date of prepayment specified in the Company's notice, the Company will pay to the Payee, by wire transfer of immediately available funds, the entire outstanding principal amount being prepaid, together with all accrued interest thereon through the date of prepayment.

      3. Subordination. The Company's payment of this Note shall be subject to the following restrictions:

            (a) Anything in this Note to the contrary notwithstanding, the obligations of the Company in respect of the principal of and interest on this Note shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Company's Senior Debt. For purposes of this Agreement, the "Senior Debt" shall mean (i) the maximum principal amount of the secured indebtedness which any financial institution or other lender is committed, from time to time, to make or has made available to the Company pursuant to its loan agreement(s) with the Company (its "Loan Agreement"), (ii) all interest, commitment fees, collection fees and audit, servicing and other fees and expenses which may from time to time be due under its Loan Agreement accrued to the date of payment, regardless of whether proceedings for collection of the same or other proceedings under Title 11 of the United States Code have been commenced, (iii) all reimbursements and other fees and obligations of the Company to the bank under the Loan Agreement and (iv) any deferrals, renewals, extensions or refundings of the Senior Debt and any indebtedness which refinances the Senior Debt. For purposes of this Section 3 and Section 5 hereof, the term "Company" shall mean the Company and its subsidiaries.

            (b) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement, readjustment, composition or other similar proceedings in connection therewith, relative to the Company, or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, or in the event of any assignment by the Company for the benefit of creditors or in the event of any other marshaling of the assets of the Company (collectively referred to as an "Insolvency Event"), subject to clauses (i) and (ii) of subparagraph 3(e) hereof, the holders of the Senior Debt shall be entitled to receive payment in full of all Senior Debt (including interest thereon accruing after the commencement of any such proceedings) before the Payee is entitled to receive any payment on account of principal, interest or other amounts due upon this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Note.

            (c) After the occurrence and during the continuance of any payment or financial covenant default with respect to the Senior Debt which gives the holder of such Senior Debt the right to accelerate the maturity of its Senior Debt, including any default which may arise after giving effect to any payment made or to be made hereunder, no payment of principal or interest will be made on this Note and the holder of this Note will take no action to recover any such amounts until the earlier of (i) the date such default has been remedied or the Senior Debt shall have been discharged or (ii) six months from the occurrence of such default; provided, however, that at the request of a Senior Lender for New Money, the period set forth in clause (ii) shall be extended to a period of a maximum of one year.

            (d) Each holder of Senior Debt may at any time, in their discretion, renew or extend the time of payment of Senior Debt so held or exercise any of their rights under the Senior Debt including, without limitation, the waiver of defaults thereunder, the release, foreclosure or any other transactions with respect to collateral, and the amendment of any of the terms or provisions thereof (or any notice evidencing or creating the same), all without notice to or assent from the Payee. No compromise, alteration, amendment, renewal or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, any terms, covenants or conditions of the Senior Debt (or any instrument evidencing or creating the same), whether or not such release is in accordance with the provisions of the Senior Debt (or any instrument evidencing or creating the same), shall in any way alter or affect any of the subordination provisions of this Note.

            (e) If, notwithstanding the provisions of this paragraph 3, any payment or distribution of any character (whether in cash, securities or other property) or any security shall be received by the Payee in contravention of this paragraph 3, and before all the Senior Debt shall have been paid in full, such payment, distribution or security shall be held in trust for the benefit of, and shall be immediately paid over or delivered or transferred to, the holders of the Senior Debt, or their duly appointed agents, for application of the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full, or such payment has been provided for; provided:
          (i) no delivery will be made of stock or obligations which are issued by the Company or any corporation succeeding to the Company or acquiring its property and assets, pursuant to reorganization proceedings or dissolution or liquidation proceedings or upon any merger, consolidation, sale, lease, transfer or other disposal, if such stock or obligations are subordinate and junior at least to the extent provided hereunder to the payment of Senior Debt to the extent then outstanding and to the payment of any stock or obligations which are issued in exchange for Senior Debt to the extent then outstanding; and

         (ii) the Payee will (after all principal and interest owing on such Senior Debt has been paid in full) be subrogated to the rights of the holders of such Senior Debt to receive distributions applicable to the Senior Debt to the extent that distributions otherwise payable to the Payee have been applied to the payment of Senior Debt.


            (f) No holder of Senior Debt shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of the Company.

            (g)   The  provisions  of  paragraph  3 are  for  the  purpose  of defining the relative rights of holders of Senior Debt, on the one hand, and the Payee, on the other hand. No provision of such paragraph will be construed to prevent the Payee from exercising all remedies otherwise available under this Note or under applicable law upon the occurrence of any Event of Default, subject to the rights of the Payee or holders of the Senior Debt as set forth above to receive cash, assets, stock or obligations otherwise payable or deliverable to the Payee. No provision of such paragraph will be deemed to subordinate to any extent, any claim or right of the Payee to any claim against the Company by any creditor or any other Person except to the extent expressly provided in such paragraph.

      4.    Covenants.

            The Company hereby agrees that, from and after the date hereof until such time as the Note has been paid in full:

            (a)   Information.  The Company will deliver to the Payee:
          (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-KSB, 10-QSB and 8-K (or their equivalents) which the Company or any subsidiary of the Company has filed with the Securities Exchange Commission (the "Commission");

         (ii) within ten (10) days after any officer of the Company obtains knowledge of an Event of Default, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

        (iii) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders; and

         (iv) promptly following the commencement thereof, notice and a description in reasonable detail of any litigation or proceeding to which the Company or any subsidiary of the Company is a party in which the amount involved is $100,000 or more.


            (b) Payment of Obligations. The Company and its subsidiaries will maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

            (c) Maintenance of Property; Insurance. The Company and each subsidiary of the Company will use commercially reasonable efforts keep all property useful and necessary in its business in working order and condition, ordinary wear and tear excepted. In addition, the Company and each such subsidiary will maintain insurance in at least such amounts and against such risks as it has insured against as of the date hereof.

            (d) Maintenance of Existence. Subject to applicable laws regarding business judgment and the Company's business plan from time to time in effect, the Company will continue, and shall cause each subsidiary to continue, to engage in business of the same general type as now conducted by the Company and such subsidiaries, and will preserve, renew and keep in full force and effect its respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

            (e) Compliance with Laws. The Company and each subsidiary of the Company will comply, in all material respects, with all federal, state, municipal, local or foreign applicable laws, ordinances, rules, regulations, municipal by-laws, codes and requirements of governmental authorities (including, without limitation, environmental and employee pension and benefit laws and the rules and regulations thereunder) except where non-compliance therewith could not reasonably be expected, in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Company or such subsidiary.

            (f) Inspection of Property, Books and Records. The Company and each subsidiary of the Company will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to their respective businesses and activities; and will permit, during normal business hours Payee or its representative, to visit and inspect any of their respective properties, upon reasonable prior notice once per annum, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective executive officers and independent public accountants.

            (g) Supplemental Information. If at any time the Company is not subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company will promptly furnish at its expense, upon request, for the benefit of the Payee, information satisfying the information requirements of Rule 144 of the Securities Act of 1933, as amended.

            (h)   Compliance   with  Terms  and   Conditions   of   Material
Contracts. The Company and each subsidiary of the Company will comply, in all material respects, with all terms and conditions of all material contracts to which it is subject, except where such non-compliance could not reasonably be expected, in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Company or such subsidiary.

      5.    Events of Default.

            (a) Definition. For the purposes of this Note, an "Event of Default" will be deemed to have occurred if:
          (i) the Company fails to pay when due the interest then due and payable on this Note, whether or not such payment is prohibited by paragraph 3 hereof, and such failure has continued for a period of five
      (5) days after the Company's receipt of written notice thereof, or the Company fails to pay when due the full amount of any principal payment of this Note, whether or not such payment is prohibited by paragraph 3 hereof;

         (ii) the Company fails to perform or observe any other provision contained in this Note or any material failure to perform any material covenant or obligation set forth in the Restructuring Agreement (as defined below), including without limitation the provisions of Section 2 thereof, and such failure continues for a period of 30 days after the Company's receipt of written notice thereof; provided, however, that if such failure cannot be cured within 30 days, it shall be extended for a reasonable period of time thereof for so long as the Company promptly takes steps to cure such default.

        (iii) any representation, warranty or information contained in any writing furnished herein by the Company to the Payee is false or misleading in any material respect on the date made or furnished;

         (iv) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (A) the Company by any act indicates its approval thereof, consents thereto or acquiesces therein or (B) such petition, application or proceeding is not dismissed within 90 days; or

          (v) The Company fails to pay any dividends when due on the shares of Series B 8% Cumulative Convertible Redeemable Preferred Stock owned by the Payee and such failure shall have continued for a period of five
      (5) days after the Company's receipt of written notice thereof.


            (b)   Consequences of Events of Default.
          (i) After the occurrence and during the continuation of any Event of Default the Payee may demand (by written notice delivered to the Company) immediate payment of all or any portion of the outstanding principal amount of the Note owed by such Payee, together with accrued and unpaid interest.

         (ii) The Payee will also have any other rights which such Payee may have pursuant to applicable law.


      6. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may only be amended by written agreement between the Company and the Payee. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Payee at the time and each future Payee.

      7. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note will be surrendered to the Company for cancellation and will not be reissued.

      8. Place of Payment. Payments of principal and interest are to be delivered to the Payee at 38 Hertford Street, London, England W1Y 7TG, Attn:
James A. Loughram, Esq. or to such other address or to the attention of such other Person as specified by prior written notice to the Company. At the request of the Payee, all payments of principal and interest on this Note will be made by wire transfer of immediately available funds to an account which the Payee may designate from time to time.

      9. Waiver of Presentment, Demand and Dishonor. Except as expressly set forth herein, the Company hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment, notice of intention to accelerate, notice of acceleration, and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption or homestead.

      No failure on the part of the Payee hereof to exercise any right or remedy hereunder with respect to the Company, whether before or after the happening of an Event of Default, shall constitute waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt of the Company evidenced hereby by reason of an Event of Default or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter; or shall be deemed to be a notation of this Note or a reinstatement of such debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right the Payee may have, whether by the laws of the state governing this Note, by agreement or otherwise; and the Company hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing.

      10. Usury. Notwithstanding any provision to the contrary contained in this Note, or any and all other instruments or documents executed in connection herewith, the Payee and the Company intend that the obligations evidenced by this Note conform strictly to the applicable usury laws from time to time in force. All agreements between the Company and Payee, whether now existing or hereafter arising and whether oral or written, hereby are expressly limited so that in no case, contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Payee, or collected by Payee, by or on behalf of the Company for the use, forbearance or detention of the money to be loaned to the Company hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein of the Company to Payee, or in any other document evidencing, securing or pertaining to such indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury law. If, under any circumstances whatsoever, fulfillment of any provisions thereof or any other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Payee ever shall receive from or on behalf of the Company an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the Company's unpaid principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment as a result of an error on the part of the Payee and the Company and the party receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the party making such payment, refund to the Company or to any other person making such payment on the Company's behalf, and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum non-usurious rate and amount of interest allowed by applicable law. All sums paid or agreed to be paid to the Payee or any other holders hereof for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the full extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of this Note.

      11.   Assignment.       This  Note  is  the  Note  referred  to in  that
certain Restructuring Agreement dated September 24, 1997 by and between the Company, Payee, Claire E. Tarricone, Anthony J. Tarricone and Joseph A. Tarricone (the "Restructuring Agreement"). Infinity shall not sell, assign or transfer the Note (or any interest therein) except as may be expressly permitted by the Restructuring Agreement. Any such attempted transfer in violation of this Agreement or the Restructuring Agreement shall be void and of no effect.

      12. Governing Law. The validity, construction and interpretation of this Note will be governed, construed, and enforced in accordance with the laws, of the State of New York (without giving effect to principles of conflicts of law).

      IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first above written.



                                        HALSTEAD ENERGY CORP.



                                        By:___________________________________
                                           Claire E. Tarricone
                                           President

                                  EXHIBIT B

                          CERTIFICATE OF DESIGNATION

                 Certificate of Amendment and Restatement to
                    Certificate to Set Forth Designations,
                   Voting Powers, Preferences, Limitations,
                     Restrictions, and Relative Rights of
                      Series B 8% Cumulative Convertible
                 Redeemable Preferred Stock, $.001 Par Value


      Pursuant to Section 78.1955 of the Nevada General Corporation Law, Halstead Energy Corp. adopts the following Amended and Restated Certificate of Designation by stating the following:

      I.    The  name  of  the  corporation  is  Halstead  Energy  Corp.  (the
"Corporation").

      II. The current designation of a series of Preferred Stock of the Corporation is Series B 8% Cumulative Convertible Redeemable Preferred Stock. As amended and restated as hereinafter provided, the new designation of said series of the Series Preferred Stock shall be Series B Cumulative Convertible Redeemable Preferred Stock (as amended and restated, the "Series B Preferred Stock").

      III. The approval by all shareholders required pursuant to the provisions of Section 78.1955 of the Nevada General Corporation Law of the amendment and restatement of the designation of the Series B Preferred Stock was obtained in accordance with the Nevada General Corporation Law.

      IV. Set forth hereafter is the amended and restated terms of the preferences, limitations, restrictions and relative rights of shares of Series B Preferred Stock, as contained in a resolution of the Board of Directors of the Corporation, pursuant to a provision of the Articles of Incorporation of the Corporation.

            1.    Designation; Number of Shares.

            The designation of said series of Preferred Stock shall be Series B 8% Cumulative Convertible Redeemable Preferred Stock (the "Series B Preferred Stock"). The number of shares of Series B Preferred Stock shall be 560,126. Each share of Series B Preferred Stock shall have a stated value equal to $7.75 (as adjusted for any stock dividends, combinations or splits with respect to such shares)(the "Stated Value").

            2.    Dividends.

            (a) The holders of outstanding shares of Series B Preferred Stock shall be entitled to receive preferential dividends in cash, out of any funds of the Corporation legally available after dividends shall have been paid or declared and set apart for payment on shares of the Corporation's Series A 7.5% Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock"), but before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock or other class of stock junior to the Series B Preferred Stock (the Common Stock and such junior stock being hereinafter collectively the "Junior Stock") at the rate of 12% per annum on the Stated Value payable quarterly on the last day of each calendar quarter; provided, however, that in the event that dividend payments are not made when due in cash, to the extent permitted by applicable law, dividend payments shall be made, in the sole discretion of the Board of Directors of the Corporation, in additional fully paid and nonassessable shares of the Corporation's Common Stock at a rate of one share of Common Stock for each $2.00 of such dividend not paid in cash and the issuance of such additional shares shall constitute full payment of such dividend.

            (b)   The  dividends on the Series B Preferred  Stock at the rates provided above shall be cumulative whether or not earned, so that if at any time full cumulative dividends at the rate aforesaid on all shares of the Series B Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the quarterly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series B Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series B Preferred Stock or any shares of any other class of stock ranking on a parity with the Series B Preferred Stock ("Parity Stock") and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

            (c) Dividends on all shares of the Series B Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof at the rate then provided. A dividend period shall be deemed to commence on the day following a quarterly dividend payment date herein specified and to end of the next succeeding quarterly dividend payment date herein specified.

            3.    Liquidation Rights.

                (a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Series B
 Preferred Stock shall be entitled to receive, after any required payment or distribution shall be made on the Series A Preferred Stock, but before any payment or distribution shall be made on the Junior Stock, out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series B Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to holders of the Series B Preferred Stock, the holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the holders of the Series B Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the holders of Series B Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed, to the exclusion of the holders of shares of Junior Stock, ratably among the holders of the Series B Preferred Stock.

            (b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this paragraph 3. Holders of the Series B Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding-up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this paragraph 3.

            4.    Redemption.

            (a) The shares of Series B Preferred Stock may be redeemed, in whole or from time to time in part, at the election of the Corporation, expressed by resolution of the Board, at any time or from time to time at a redemption price per share equal to 129% of the Stated Value per share (as adjusted for any stock dividends, stock combinations or splits with respect to such shares) and all accrued and unpaid dividends on such shares of Series B Preferred Stock to and including the Redemption Date (as hereinafter defined).

            (b) Notice of every redemption of Series B Preferred Stock pursuant to this paragraph 4 shall be given by mail or in such other manner as may be prescribed by resolution of the Board not less than thirty (30) days prior to the applicable date of redemption ("Redemption Date"). As applicable, the notice shall specify the number of shares to be redeemed, the date fixed for redemption, the redemption price per share and the address where payment of the redemption price per share is to be paid upon the surrender of certificates representing shares of Series B Preferred Stock. The giving of such notice shall obligate the Corporation to redeem the shares to which the notice relates on the Redemption Date. If less than all the outstanding Series B Preferred Stock is to be redeemed, the selection of shares for redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board.

                   (c) On and after the applicable Redemption Date and notwithstanding that any certificate for shares of Series B Preferred Stock so called for redemption shall not have been surrendered for cancellation, all dividends on the Series B Preferred Stock called for redemption shall cease to accrue and the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation shall cease and terminate, except the right to receive the redemption price per share as hereinafter provided and except any conversion rights not theretofore expired.

            (d) At any time on or after the applicable Redemption Date, the holders of record of the Series B Preferred Stock to be redeemed shall be entitled to receive the redemption price per share upon actual delivery of the certificates for the shares to be redeemed to the place so specified in the redemption notice, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer, or duly endorsed in blank. If less than all of the shares represented by any such certificate are redeemed, a new certificate representing the unredeemed shares shall be issued.

            5. Conversion into Common Stock. Shares of Series B Preferred Stock shall have the following conversion rights and obligations:

            (a) Subject to the further provisions of this paragraph 5, each holder of shares of Series B Preferred Stock shall have the right, at any time and from time to after forty-five (45) days from the date on which a share of Series B Preferred Stock was issued, to convert some or all such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as defined in subparagraph 5(j) below) determined in accordance with the Conversion Price provided in paragraph 5(c) below.

            (b) Subject to the further provisions of this paragraph 5, the Corporation shall have the right, at its option at any time after forty-five
(45) days from the date on which a share of Series B Preferred Stock was issued, to cause each holder of such shares of Series B Preferred Stock to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation at the Conversion Price during the thirty (30) day period beginning on the day after the fifth consecutive day the Closing Bid Price equals or exceeds 150% of the Stated Value per share (the "Mandatory
Conversion Period"). Notice of such mandatory conversion of the Series B Preferred Stock pursuant to this paragraph 5(b) shall be given by mail or in such other manner as may be prescribed by resolution of the Board of Directors of the Corporation not later than the expiration of the Mandatory Conversion Period. As applicable, the notice shall specify the number of shares to be converted, the date of conversion and the Conversion Price per share.

            (c) The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred Stock shall equal (i) the sum of (A) the Stated Value per share and (B) accrued and unpaid dividends on such share divided by (ii) the Conversion Price. The "Conversion Price" shall be equal to $2.00 per share of Common Stock, subject to adjustment as herein provided.

                 (d) The holder of any certificate for shares of Series B Preferred Stock desiring to convert any of such shares or whose shares where converted at the election of the

Corporation pursuant to the provisions of this paragraph 5 shall surrender such certificate, at the principal office of any transfer agent for said stock (the "Transfer Agent"), with a written notice of such election to convert (if such conversion is voluntary) such shares into Common Stock duly filled out and executed, and if necessary under the circumstances of such conversion, with such certificate properly endorsed for, or accompanied by duly executed instruments of, transfer (and such other transfer papers as said Transfer Agent may reasonably require). The holder of the shares so surrendered for conversion shall be entitled to receive within three (3) business days of the Notice of Conversion (except as otherwise provided herein) a certificate or certificates, which shall be expressed to be fully paid and non-assessable, for the number of shares of Common Stock to which such stockholder shall be entitled upon such conversion, registered in the name of such holder or in such other name or names as such stockholder in writing may specify. In the case of any Series B Preferred Stock which is converted in part only, the holder of shares of Series B Preferred Stock shall upon delivery of the certificate or certificates representing Common Stock also receive a new share certificate representing the unconverted portion of the shares of Series B Preferred Stock. Nothing herein shall be construed to give any holder of shares of Series B Preferred Stock surrendering the same for conversion the right to receive any additional shares of Common Stock or other property which results from an adjustment in conversion rights under the provisions of subparagraphs (e) or (f) of this paragraph 5 until holders of Common Stock are entitled to receive the shares or other property giving rise to the adjustment.

            In the case of the exercise of the conversion rights set forth in paragraphs 5(a) and 5(b), the conversion privilege shall be deemed to have been exercised, and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued, upon the date of receipt by such Transfer Agent for conversion of the certificate for such shares of Series B Preferred Stock. In the case of the automatic conversion set forth in paragraph 5(b), conversion shall be deemed to have occurred as provided in paragraph 5(b). The person or entity entitled to receive Common Stock issuable upon such conversion shall on the date such conversion privilege is deemed to have been exercised and thereafter be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series B Preferred Stock so converted.

            Notwithstanding the foregoing, if the stock transfer books are closed on the date such shares are received by the Transfer Agent, the conversion privilege shall be deemed to have been exercised, and the person or entity shall be treated as a record holder of shares of Common Stock, on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the date such conversion privilege was exercised. The Corporation shall not be required to deliver certificates for shares of its Common Stock or new certificates for unconverted shares of its Series B Preferred Stock while the stock transfer books for such respective classes of stock are duly closed for any purpose; but the right of surrendering shares of Series B Preferred Stock for conversion shall not be suspended during any period that the stock transfer books of either of such classes of stock are closed.

            Upon the conversion of any shares of Series B Preferred Stock, no adjustment or payment shall be made with respect to such converted shares on account of any dividend on shares of such stock or on account of any dividend on the Common Stock, except that the holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

            The conversion privilege shall also be subject to the following terms and conditions:

                  (i) if any shares of Series B Preferred Stock shall be called for redemption, the conversion privilege in respect of such shares shall terminate at the close of business on the last business day next preceding the applicable Redemption Date; and

                (ii) if the Corporation shall at any time be liquidated, dissolved or wound-up, the conversion privilege shall terminate at the close of business on the last business day next preceding the effective date of such liquidation, dissolution or winding-up.

            The Corporation shall not be required, in connection with any conversion of Series B Preferred Stock, to issue a fraction of a share of its Common Stock nor to deliver any stock certificate representing a fraction thereof, but in lieu thereof the Corporation may make a cash payment equal to such fraction multiplied by the Closing Bid Price on the date the conversion right was triggered.

            (e) The Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then, in each such event, the Conversion Price shall be adjusted proportionately so that the holders of Series B Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series B Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion pursuant to this paragraph 5(e)(i) shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event.

                  (f)(i) In case of any consolidation or merger of the Corporation with or into any other corporation (other than a merger or consolidation in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion or change of the outstanding shares of Common Stock), then, unless the right to convert shares of Series B Preferred Stock shall have terminated, as part of such consolidation or merger, lawful provision shall be made so that holders of Series B Preferred Stock shall thereafter have the right to convert each share of Series B Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such consolidation or merger. Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph
            (e) of this paragraph 5. The foregoing provisions of this paragraph 5(f) shall similarly apply to successive consolidations and mergers.

                (ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the holders of Series B Preferred Stock shall thereafter have the right to convert each share of the Series B Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

            (g) Whenever the number of shares to be issued upon conversion of the Series B Preferred Stock is required to be adjusted as provided in this paragraph 5, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series B Preferred Stock and the Common Stock; and the Corporation shall mail to each holder of record of Series B Preferred Stock notice of such adjusted conversion price.

            (h)   In case at any time the Corporation shall propose:

                  (i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

                  (ii) to offer for subscription to the holders of its Common Stock any additional shares of any class or any other rights; or

                  (iii) any capital  reorganization or reclassification of its shares, or the consolidation or merger of the Corporation with another corporation; or

                  (iv) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close, or a record be taken for such stock dividend, distribution or subscription rights, or (B) such capital reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series B Preferred Stock and for the Common Stock and to the holders of record of the Series B Preferred Stock.

            (i) So long as any shares of Series B Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert the same in accordance with provisions of this paragraph 5, the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

            (j) The term "Common Stock" as used in this paragraph 5 shall mean Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class, other securities and/or property into which the shares of Series B Preferred Stock shall at any time become convertible pursuant to the provisions of this paragraph 5.

            (k) The Corporation shall pay the amount of any and all issue taxes which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series B Preferred Stock, but all transfer taxes that may be payable in respect of any change of ownership of Series B Preferred Stock, or any rights represented thereby, or of stock receivable upon conversion thereof, shall be paid by the person or persons surrendering such stock for conversion.

            6.    Voting Rights.

            Except as required by applicable law, shares of Series B Preferred Stock shall not entitle its holder to any voting rights, but such holder shall be entitled to a notice of any stockholders' meeting in accordance with the By-laws of the Corporation.

            7.    Status of Converted or Redeemed Stock.

            In case any shares of Series B Preferred Stock shall be redeemed or converted pursuant to paragraphs 4 or 5 hereof, or otherwise repurchased or reacquired, the shares so redeemed, converted or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series B Preferred Stock.

Signed as of this 24nd day of September, 1997.

                                                HALSTEAD ENERGY CORP.


                                                By:
                                                     Claire E. Tarricone
                                                     President


                                                By:
                                                     Anthony J. Tarricone
                                                     Secretary

STATE OF NEW YORK          )
                           ) SS.:
COUNTY OF WESTCHESTER  )

            On September 24, 1997, Claire E. Tarricone and Anthony J. Tarricone, personally appeared before me, a Notary Public for the State and County aforesaid, as President and Secretary, respectively, of Halstead
Energy  Corp.,  who  acknowledged   that  each  of  them  executed  the  above
instrument.


                                          __________________________
                                          Notary Public

                                  EXHIBIT C

                               OPTION AGREEMENT


      AGREEMENT  made as of this 24th day of  September,  1997 by and  between
INFINITY  INVESTORS  LIMITED  ("Infinity"),   and  _____________________  (the
"Optionee").

                             W I T N E S S E T H:

      WHEREAS, Infinity is the holder of 560,126 shares of Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") of Halstead Energy Corp. (the "Company"), which shares are convertible into shares of the Company's Common Stock (the "Shares") in accordance with that certain Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of the Series B Preferred Stock, as amended and restated; and

      WHEREAS, pursuant to the terms of a certain Restructuring Agreement dated September 24, 1997 by and between Infinity, the Company, Claire E. Tarricone, Anthony J. Tarricone and Joseph A. Tarricone (the "Restructuring Agreement"), Infinity has agreed to grant to the Optionee and/or certain other option holders (the "Option Holders") the right and option to purchase 2,170,488 Shares (the "Conversion Shares").

      NOW, THEREFORE, in consideration of the covenants and agreements herein contained and those contained in the Restructuring Agreement, the parties hereto hereby agree as follows:

      1. Grant of Option and Stock Appreciation Rights. (a) Upon the terms and subject to the conditions set forth herein, Infinity hereby grants to the Optionee the right and option (the "Option") to purchase from Infinity, at a price of $2.00 per share, all of the Conversion Shares during the period commencing on the effectiveness of the Registration Statement contemplated by Section 2(b)(i) of the Restructuring Agreement (the "Effective Date") and ending on the 18-month anniversary of the Effective Date; provided, however that the unexercised portion of the Option shall earlier terminate as follows:

            (i) In the event that the Option Holders fail to purchase at least 250,000 Conversion Shares on or prior to the 90th day following the Effective Date, the Option shall terminate on such 90th day;

            (ii) In the event that the Option Holders fail to purchase at least an additional 400,000 Conversion Shares on or prior to the 181st day following the Effective Date, the Option shall terminate on such 181st day;

            (iii) In the event that the Option Holders fail to purchase at least an additional 400,000 Conversion Shares on or prior to the 271st day following the Effective Date, the Option shall terminate on such 271st day;

            (iv) In the event that the Option Holders fail to purchase at least an additional 400,000 Conversion Shares on or prior to the 361st day following the Effective Date, the Option shall terminate on such 361st day;

            (v) In the event that the Option Holders fail to purchase at least an additional 400,000 Conversion Shares on or prior to the 451st day following the Effective Date, the Option shall terminate on such 451st day; and

            (vi) In the event that the Option Holders fail to purchase the balance of the Conversion Shares during the period beginning with the 451st day following the Effective Date and ending on the eighteen-month anniversary of the Effective Date, the Option shall terminate on such eighteen-month anniversary.

      In addition, in the event that Infinity exercises its rights under Sections 4A(a) or 4A(b) of the Restructuring Agreement, the Option shall automatically terminate in its entirety.

      2. Method of Exercising Option. The Optionee may exercise the Option by delivering to Infinity (i) a written notice stating the number of Conversion Shares that the Optionee has elected to purchase at that time from Infinity and (ii) full payment of the purchase price of the Conversion Shares then to be purchased. Payment of the purchase price for the Conversion Shares shall be made by wire transfer of immediately available funds to a bank designated by Infinity.

      3. Issuance of Stock Upon Exercise. As promptly as practicable after receipt of such written notification of the Optionee's election to exercise the Option and full payment of such purchase price, but in no event more than three days after receipt, Infinity shall transfer to the Optionee the number of Conversion Shares with respect to which the Option has been so exercised and shall deliver to the Optionee a certificate or certificates therefor, duly endorsed with signatures guaranteed in a form acceptable to the Company's transfer agent or shall cause the transfer agent to issue the Conversion Shares directly to the Optionee.

      Notwithstanding any provision of this Agreement to the contrary, the Optionee acknowledges and agrees that Infinity's right to receive the Conversion Shares is dependent upon Infinity delivering a duly completed Notice of Conversion to the Company, which must be honored by the Company, with the Company's stock transfer agent promptly delivering Conversion Shares to Infinity in connection therewith. Further, in order for Infinity to sell the Conversion Shares to the Optionee following exercise of the Option, the Company must maintain the effectiveness of the Registration Statement contemplated by Section 2(b)(i) of the Restructuring Agreement. Accordingly, the Optionee acknowledges and agrees that its right to exercise the Option shall be subject to the Company maintaining the effectiveness of such Registration Statement. Further, subject to Infinity's performance of its obligations hereunder, the Optionee fully releases and discharges Infinity from any liability associated with the failure of Infinity to deliver Conversion Shares to the Optionee upon exercise of the Option prior to the time such Conversion Shares are delivered to Infinity by the Company and its stock transfer agent upon receipt by the Company of a duly completed Notice of Conversion from Infinity.

      4. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or between any of them with respect to the transactions contemplated hereby.

      5. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect unless such enforceability causes this Agreement to fail in its essential purpose.

      6. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

            if to Infinity to it at:

            38 Hertford Street
            London, England W1Y 7TG
            Attn: James A. Loughram, Esq.

            with a copy to:

            H.W. Partners, L.P.
            1601 Elm Street
            4000 Thanksgiving Tower
            Dallas, TX 75201
            Telecopy:  (214) 720-1662
            Attn: Stuart Chasanoff, Esq.

            if to the Optionee, to it at:

            copies of all notices to:

            Halstead Energy Corp.
            33 Hubbells Drive
            Mt. Kisco, New York
            Telecopy No. (914) 666-3203
            Attn:  President and General Counsel

            and

            Piper & Marbury L.L.P.
            1251 Avenue of the Americas
            New York, New York 10020
            Telecopy No. (212) 835-6001
            Attention: Paul J. Pollock, Esq.

or to such other address as the person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.

      7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of law).

      8.    Headings.   The  descriptive  headings  herein  are  inserted  for
convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      9. Binding Agreement. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

      10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                          INFINITY INVESTORS LIMITED


                                          By:___________________________


                                          [Optionee]


                                          By:___________________________

                                  EXHIBIT D

                          CERTIFICATE OF DESIGNATION

                         Certificate of Amendment to
                    Certificate to Set Forth Designations,
                   Voting Powers, Preferences, Limitations,
                     Restrictions, and Relative Rights of
                     Series B 12% Cumulative Convertible
                 Redeemable Preferred Stock, $.001 Par Value

      Pursuant to Section 78.1955 of the Nevada General Corporation Law, Halstead Energy Corp. adopts the following Amended Certificate of Designation by stating the following:

      I.    The  name  of  the  corporation  is  Halstead  Energy  Corp.  (the
"Corporation").

      II. The current designation of a series of Preferred Stock of the Corporation is Series B 12% Cumulative Convertible Redeemable Preferred Stock (the "Series B Preferred Stock").

      III. The approval by all shareholders required pursuant to the provisions of Section 78.1955 of the Nevada General Corporation Law of the amendment of the designation of the Series B Preferred Stock was obtained in accordance with the Nevada General Corporation Law.

      IV. Paragraph 2(a) of terms of the preferences, limitations, restrictions and relative rights of shares of Series B Preferred Stock is hereby amended, as contained in a resolution of the Board of Directors of the Corporation, pursuant to a provision of the Articles of Incorporation of the Corporation and, as so amended, shall read in its entirety as follows.

            "2.   Dividends.

            (a) From and after the date hereof, the outstanding shares of Series B Preferred Stock shall cease to accrue dividends on such shares."

Signed as of this ___ day of ___________.

                                                HALSTEAD ENERGY CORP.


                                                By:_____________________
                                                     Claire E. Tarricone
                                                     President


                                                By:_____________________
                                                     Anthony J. Tarricone
                                                     Secretary

STATE OF NEW YORK    )
                           ) SS.:
COUNTY NEW YORK     )

            On _________, Claire E. Tarricone and Anthony J. Tarricone, personally appeared before me, a Notary Public for the State and County aforesaid, as President and Secretary, respectively, of Halstead Energy Corp., who acknowledged that each of them executed the above instrument.


                                          __________________________
                                          Notary Public

                                  EXHIBIT E

                          CERTIFICATE OF DESIGNATION

                         Certificate of Amendment to
                    Certificate to Set Forth Designations,
                   Voting Powers, Preferences, Limitations,
                     Restrictions, and Relative Rights of
                     Series B 12% Cumulative Convertible
                 Redeemable Preferred Stock, $.001 Par Value

      Pursuant to Section 78.1955 of the Nevada General Corporation Law, Halstead Energy Corp. adopts the following Amended Certificate of Designation by stating the following:

      I.    The  name  of  the  corporation  is  Halstead  Energy  Corp.  (the
"Corporation").

      II. The current designation of a series of Preferred Stock of the Corporation is Series B 12% Cumulative Convertible Redeemable Preferred Stock (the "Series B Preferred Stock").

      III. The approval by all shareholders required pursuant to the provisions of Section 78.1955 of the Nevada General Corporation Law of the amendment of the designation of the Series B Preferred Stock was obtained in accordance with the Nevada General Corporation Law.

      IV. Paragraph 2(a) of terms of the preferences, limitations, restrictions and relative rights of shares of Series B Preferred Stock is hereby amended, as contained in a resolution of the Board of Directors of the Corporation, pursuant to a provision of the Articles of Incorporation of the Corporation and, as so amended, shall read in its entirety as follows.

            "2.   Dividends.

            (a) From and after the date hereof, the holders of outstanding shares of Series B Preferred Stock shall be entitled to receive preferential dividends in cash, out of any funds of the Corporation legally available at the time for declaration of dividends, after dividends shall have been paid or declared and set apart for payment on shares of the Corporation's Series A Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock"), but before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock or other class of stock junior to the Series B Preferred Stock (the Common Stock and such junior stock being hereinafter collectively the "Junior Stock") at the rate of 10% per annum on the Stated Value payable quarterly on the last day of each calendar quarter; provided, however, that in the event that dividend payments are not made when due in cash, to the extent permitted by applicable law, dividend payments shall be made, in the sole discretion of the Board of Directors of the Corporation, in additional fully paid and nonassessable shares of the Corporation's Common Stock at a rate of one share of Common Stock for each $2.00 of such dividend not paid in cash and the issuance of such additional shares shall constitute full payment of such dividend."

Signed as of this ___ day of ___________.
                                                HALSTEAD ENERGY CORP.


                                                By:_____________________
                                                     Claire E. Tarricone
                                                     President

                                                By:_____________________
                                                     Anthony J. Tarricone
                                                     Secretary

STATE OF NEW YORK    )
                           ) SS.:
COUNTY NEW YORK     )

            On _________, Claire E. Tarricone and Anthony J. Tarricone, personally appeared before me, a Notary Public for the State and County aforesaid, as President and Secretary, respectively, of Halstead Energy Corp., who acknowledged that each of them executed the above instrument.


                                          __________________________
                                          Notary Public